MAINSTAY VP SERIES FUND, INC.
                        Supplement dated January 13, 1997
                     to the Prospectus dated October 1, 1996


   Michael Perelstein is no longer with MacKay-Shields Financial Corporation, MainStay VP International Equity Portfolio s investment adviser. Accordingly, Mr. Perelstein s biography which appears on page 35 under the heading Portfolio Managers is hereby deleted. Shigemi Takagi remains a portfolio manager of the International Equity Portfolio. His biography appears on page 35.